T. Rowe Price International Stock Fund

Supplement to Summary Prospectus

On page 4, the first paragraph under “Management” is replaced with the following:

Investment Adviser  T. Rowe Price Associates, Inc. (T. Rowe Price)

Investment Sub-advisers  T. Rowe Price International Ltd (T. Rowe Price International) and T. Rowe Price Singapore Private Ltd. (Price Singapore)

The date of this supplement is August 1, 2011.

F37-041-S    8/1/11